Income Taxes	12 Months Ended
Mar. 31, 2015
Income Taxes

(13) Income Taxes

The components of income (loss) before income taxes and equity in earnings (loss) of affiliated company and provision (benefit) for income taxes as shown in the consolidated statements of operations were as follows:

	Yen (Millions)
	2013	2014	2015
Income (loss) before income taxes and equity in earnings (loss) of affiliated company:
The Company and domestic subsidiaries	¥(16,721)	(29,581)	(4,516)
Foreign subsidiaries	15,428	(5,920)	23,375

	¥(1,293)	(35,501)	18,859

	Yen (Millions)
	2013	2014	2015
Provision (benefit) for income taxes:
Current:
The Company and domestic subsidiaries	¥411	248	343
Foreign subsidiaries	1,243	2,027	2,521
Deferred:
The Company and domestic subsidiaries	(272)	545	(60)
Foreign subsidiaries	1,111	(2,759)	3,107

	¥2,493	61	5,911

The Company and its domestic subsidiaries are subject to a number of income taxes, which in the aggregate resulted in statutory income tax rates of 37.8%, 37.7% and 35.4% for the years ended March 31, 2013, 2014 and 2015, respectively.

Following the promulgation on March 31, 2015 of “Act for Partial Amendment of the Income Tax Act, etc.” (Act No. 9 of 2015), the effective statutory tax rate used to measure deferred tax assets and liabilities was changed from 35.4% to 32.8% for temporary differences expected to be realized or settled in the fiscal year beginning on April 1, 2015 and to 32.0% for temporary differences expected to be realized or settled in the fiscal year beginning on and after April 1, 2016.

A reconciliation of the Japanese statutory income tax rate and the effective income tax rate as a percentage of income before income taxes was as follows:

	2013	2014	2015
Statutory rates for expense (benefit)	(37.8)%	(37.7)%	35.4%
Effects on income taxes resulting from:
Earnings of foreign subsidiaries taxed at different rates from the statutory rate in Japan	(319.8)	8.6	(19.4)
Tax credits	(176.5)	15.8	9.4
Expenses not deductible for tax purposes	11.3	0.5	4.3
Expiration of stock options	16.6	0.1	0.1
Undistributed earnings of foreign subsidiaries	(6.0)	0.2	(0.4)
Change in valuation allowance	704.3	10.5	(29.0)
Effect of enacted changes in tax laws and rates on Japanese tax	—	3.7	28.9
Other, net	0.7	(1.5)	2.0

	192.8%	0.2%	31.3%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2014 and 2015 were presented below.

	Yen (Millions)
	2014	2015
Deferred tax assets:
Inventories	¥3,708	3,090
Accrued warranty expenses	474	497
Accrued pension and severance costs	9,455	10,817
Accrued expenses	1,001	1,823
Research and development expenses capitalized for tax purposes	2,381	2,554
Operating loss carryforwards	49,097	40,378
Property, plant and equipment	3,614	2,906
Tax credits	2,368	522
Other	1,924	2,531

Total gross deferred tax assets	74,022	65,118
Less valuation allowance	(62,834)	(55,522)

Net deferred tax assets	11,188	9,596

Deferred tax liabilities:
Intangible assets	(567)	(420)
Net unrealized gains on marketable securities	(316)	(143)
Undistributed earnings of foreign subsidiaries	(769)	(686)
Other	(157)	(157)

Total gross deferred tax liabilities	(1,809)	(1,406)

Net deferred tax assets (liabilities)	¥9,379	8,190

Management of Advantest intends to reinvest undistributed earnings of the Company’s certain foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liabilities has been recognized on undistributed earnings of these subsidiaries not expected to be remitted in the foreseeable future, aggregating ¥13,049 million and ¥14,506 million at March 31, 2014 and 2015, respectively. Deferred tax liabilities will be recognized when Advantest expects that it will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investments. The related deferred tax liability would have been ¥1,922 million and ¥2,069 million at March 31, 2014 and 2015, respectively.

Included in other current assets and other assets were deferred tax assets of ¥10,247 million and ¥8,641 million at March 31, 2014 and 2015, respectively.

Included in other current liabilities and other liabilities were deferred tax liabilities of ¥868 million and ¥451 million at March 31, 2014 and 2015, respectively.

At March 31, 2015, Advantest had total net operating loss carry forwards for income tax purposes of ¥125,470 million which are available to reduce future taxable income. Net operating loss carry forwards of ¥122,193 million attributable to the Company and domestic subsidiaries in Japan will expire during the years ending March 31, 2017 through 2023. The remaining other net operating loss carry forwards of ¥3,277 million will expire predominately during the years ending March 31, 2033. Net operating loss carryforwards utilized during the years ended March 31, 2013, 2014 and 2015 were ¥14,728 million, ¥2,712 million and ¥23,579 million, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon projections for future taxable income including management’s expectations of future semiconductor market and semiconductor and component test systems market prospects over the periods in which the deferred tax assets are deductible and other factors, management believes it is more likely than not that Advantest will realize the benefits of these deductible tax differences, net of valuation allowance.

The changes in valuation allowance for the years ended March 31 were as follows:

	Yen (Millions)
	2013	2014	2015
Balance at beginning of year	¥50,188	59,072	62,834
Additions	8,884	3,762	—
Reductions	—	—	7,312

Balance at end of year	¥59,072	62,834	55,522

For the year ended March 31, 2013 and 2014, valuation allowance increased primarily due to an increase in net operating loss carryforwards.

For the year ended March 31, 2015, valuation allowance decreased primarily due to a change of the effective statutory tax rate used to measure deferred tax assets in Japan.

The management believes the amount of the deferred tax assets, net of valuation allowance were considered realizable.

However, the amount of the deferred tax assets considered realizable could be changed in the future if estimates of future taxable income are revised. This could result in the significant impact on the Company’s consolidated financial position and results of operations.

Unrecognized tax benefits for the years ended March 31, 2013, 2014 and 2015 were as follows:

	Yen (Millions)
	2013	2014	2015
Balance at beginning of year	¥1,484	1,418	1,352
Increase for tax positions of previous years	84	84	(9)
Increase for tax positions of current year	0	0	28
Settlements	(58)	0	0
Lapse of the applicable statute of limitations	(248)	(274)	(246)
Translation adjustments	156	124	160

Balance at end of year	1,418	1,352	1,285

Although Advantest believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audits, settlements and any related litigation could affect the effective tax rate in the future periods. The total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥1,285 million at March 31, 2015. As of March 31, 2015, Advantest does not expect changes in its tax positions that would significantly increase or decrease unrecognized tax benefits within next 12 months. Both interest and penalties accrued are included in other liabilities in the accompanying consolidated balance sheets, and both interest and penalties are included in the income tax provision in the accompanying consolidated statements of operations are immaterial.

Advantest files income tax returns in Japan and various foreign tax jurisdictions. As of March 31, 2015, Advantest open tax years are from 2007 in Japan, 2014 in Taiwan, and 2008 in the United States.